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                                 EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


      We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-3 of our report dated March 19, 2002, on our audits of the financial statements of Precis, Inc.


/s/ MURRELL, HALL, McINTOSH & CO., PLLP.

Norman, Oklahoma

March 21, 2002